UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2016

NOVATEL WIRELESS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-31659	86-0824673
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9645 Scranton Road
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
Amendments to Agreement and Plan of Merger and Escrow Agreement

Reference is made to that certain (i) Agreement and Plan of Merger, dated March 27, 2015 (the “Original Merger Agreement”), by and among Novatel Wireless, Inc. (the “Company”), Duck Acquisition, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), R.E.R. Enterprises, Inc. (“RER”), certain stockholders of RER, and Ethan Ralston, as the representative of the holders of the common stock of RER (the “Stockholders’ Representative”), pursuant to which Merger Sub was merged with and into RER (the “Merger”), with RER being the surviving corporation in the Merger, and (ii) Escrow Agreement, dated March 27, 2015 (the “Original Escrow Agreement”), by and among the Company, the Stockholders’ Representative and Wilmington Trust, N.A. (the “Escrow Agent”).

On January 5, 2016, (i) the Company and the Stockholders’ Representative entered into that certain Amendment No. 1 to Agreement and Plan of Merger (the “Amended Merger Agreement”), and (ii) the Company, the Stockholders’ Representative and the Escrow Agent entered into that certain Amendment No. 1 to Escrow Agreement (the “Amended Escrow Agreement”).

$15,000,000 of Stock Payment Shares

Pursuant to the Original Merger Agreement, the holders of the common stock of RER (the “RER Stockholders”) were entitled to receive $15,000,000 in shares of the Company’s common stock (“Stock Payment Shares”), with such shares expected to be issued in March 2016 (the actual due date of such payment, the “2016 Payment Date”). Assuming a closing price of $1.54 (the closing price of the Company’s common stock as quoted on the NASDAQ Stock Market on the last trading day prior to the filing of this Current Report on Form 8-K), the Company would have been required to issue 9,740,260 shares of Company common stock to the RER Stockholders.

Pursuant to the terms of the Amended Merger Agreement, in lieu of the issuance of any Stock Payment Shares to the RER Stockholders on the 2016 Payment Date, the Company will pay to the RER Stockholders cash of $15,000,000 in five (5) installments over a four (4) year period as follows:

•	$1,875,000 to be paid on March 15, 2016;

•	$1,875,000 to be paid on September 15, 2016;

•	$3,750,000 to be paid on March 15, 2017;

•	$3,750,000 to be paid on March 15, 2018; and

•	$3,750,000 to be paid on March 15, 2019.

2015, 2016 and 2017 Earn-Out Payments
Under the Original Merger Agreement, the RER Stockholders were entitled to receive earn-out payments totaling up to $25,000,000 (the “Earnout Payments”) in the event that certain financial targets were achieved by RER during each fiscal year as follows: (i) up to $7,500,000 for the fiscal year ended 2015 (any such amount expected to be paid to the RER Stockholders in March 2016); (ii) up to $7,500,000 for the fiscal year ended 2016 (any such amount expected to be paid to the RER Stockholders in March 2017); and (iii) up to $10,000,000 for the fiscal year ended 2017 (any such amount expected to be paid to the RER Stockholders in April 2019); provided that the payment of any such amount for the fiscal year ended 2017 was contingent on neither the Chairman nor the Chief Executive Officer of RER voluntarily terminating his employment with RER prior to the four-year anniversary of the closing date of the Merger. In addition, the Company had the option to pay any or all of the Earnout Payments in cash or by the issuance of shares of Company common stock.

Pursuant to the terms of the Amended Merger Agreement (i) in lieu of paying up to $7,500,000 on the 2016 Payment Date for any Earnout Payment earned for the fiscal year ended December 2015, the Company will make any such Earnout Payment in five (5) cash installments over a four (4) year period as follows: 1/8 of any such payment shall be made on each of March 15, 2016 and September 15, 2016; and 1/4 of any such payment shall be made on each of March 15, 2017, 2018 and 2019; and (ii) in lieu of paying up to $17,500,000 in potential further Earnout Payments, the Company will issue to the RER Stockholders a total of 2,920,000 shares of Company common stock as follows: (1) 973,334 shares shall be issued on March 15, 2017; (2) 973,333 shares shall be issued on March 15, 2018; and (3) 973,333 shares shall be issued on March 15, 2019; provided that in each case of clauses (1), (2) and (3), if Ethan Ralston voluntarily terminates his employment with RER, then the right to receive any shares of Company common stock not then due and payable to the RER Stockholders shall be forfeited and the Company shall not be obligated to issue any further shares. Under the Amended Merger Agreement, the Company has agreed to register any such shares of Company common stock that are issued to the RER Stockholders for resale by such stockholders after the issuance thereof.

The Escrow Fund

Under the Original Merger Agreement and the Original Escrow Agreement, $1.5 million of the total consideration paid to the RER Stockholders in connection with the Merger was placed in an escrow fund (the “Escrow Fund”) which was scheduled to be released to the RER Stockholders on May 15, 2016.

Under the Amended Merger Agreement and the Amended Escrow Agreement, the Escrow Fund will be released to the RER Stockholders on January 8, 2016.

Amendment to Credit and Security Agreement

On January 5, 2016, the Company, Enfora, Inc. (“Enfora”), Feeney Wireless, LLC (“FW” and, together with the Company and Enfora, the “Borrowers”), RER, and Feeney Wireless IC-DISC, Inc. (“IC-DISC” and, together with RER, the “Guarantors”), entered into a Seventh Amendment to Credit and Security Agreement (the “Credit Agreement Amendment”) with Wells Fargo Bank, National Association (the “Lender”). The Credit Agreement Amendment amends that certain Credit and Security Agreement, dated as of October 31, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), among the Borrowers, the Guarantors and the Lender, to permit the amendments to the Original Merger Agreement and the Original Escrow Agreement contemplated by the Amended Merger Agreement and the Amended Escrow Agreement, respectively.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

2.1
Amendment No. 1 to Agreement and Plan of Merger, dated January 5, 2016, by and among Novatel Wireless, Inc., Duck Acquisition, Inc., R.E.R. Enterprises, Inc., certain stockholders of R.E.R. Enterprises, Inc. and Ethan Ralston, as the representative of the R.E.R. stockholders.

2.2	Amendment No. 1 to Escrow Agreement, dated January 5, 2016, by and among Novatel Wireless, Inc., Ethan Ralston, as the representative of the R.E.R. stockholders, and Wilmington Trust, N.A.

10.1
Seventh Amendment to Credit and Security Agreement, dated as of January 5, 2016, by and among Novatel Wireless, Inc., Enfora, Inc. and Feeney Wireless, LLC, as Borrowers, R.E.R. Enterprises, Inc. and Feeney Wireless IC-DISC, Inc., as Guarantors, and Wells Fargo Bank, National Association, as Lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel and Secretary

Date: January 11, 2016